ISSUER FREE WRITING PROSPECTUS DATED MAY 18, 2021
FILED PURSUANT TO RULE 433
REGISTRATION STATEMENT NO. 333-255266

upexi

Innovation in Aggregation

We Build, Buy & Scale Amazon And eCommerce Brands

Q4 2022

Past performance is not indicative of future results. Investments may be speculative, illiquid and there is a risk of principal loss. There is no guarantee that any specific outcome will be achieved.

Disclaimer

A registration statement (including a preliminary prospectus) relating to the offering of securities of Grove, Inc. ("Grove" or the "Company") to which this communication relates, has been filed with the U.S. Securities and Exchange Commission ("SEC") but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. There shall not be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Before you invest in the securities described in this document, you should read the prospectus in the registration statement (including the Risk Factors described therein) filed by Grove and the other documents Grove files with the SEC for more complete information about Grove and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec. gov. Alternatively, the issuer or the underwriter in the offering will arrange to send you the prospectus by contacting Kingswood Capital Markets, 17 Battery Place ,Suite 625, New York, NY, 10004, ATTN Investment Banking Division, email info@kingswoodcm.com . This presentation does not purport to contain all the information that a prospective investor may require in connection with any potential investment in Grove. You should not treat the contents of this presentation, or any information provided in connection with it, as financial advice, financial product advice or advice relating to legal, taxation or investment matters. This presentation does not include all available information in relation to the business, operations, affairs, financial position or prospects of Grove. No representation or warranty (whether express or implied) is made by Grove or any of its shareholders, directors, officers, advisers, agents or employees as to the attainability of any estimates, forecasts or projections set out in this presentation. This presentation is provided expressly on the basis that you will carry out your own independent inquiries into the matters contained in the presentation and make your own independent decisions about the business, operations, affairs, financial position or prospects of Grove. Grove reserves the right to update, amend or supplement the information contained in this presentation at any time in its absolute discretion (without incurring any obligation to do so) without any obligation to advise you of any such update, amendment or supplement. The delivery of this presentation shall not, under any circumstance, create any implication that there has been no change in the business, operations, affairs, financial position or prospects of Grove or that information contained herein is correct after the date of this presentation.

Forward Looking Information

This presentation contains "forward-looking statements", including statements regarding Grove, Inc. and its subsidiaries, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this presentation, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of Grove are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. Grove cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this presentation does not identify or include any risk or exposures, of Grove that would materially adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company's actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which Grove carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; legal and regulatory requirements; market conditions and the demand and pricing for our products; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers' needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this presentation is provided as of the date of the presentation and is subject to change without notice. Neither Grove, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This presentation does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. Grove reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

Growth + Profitability



REVENUE
EBITDA
$30m
$20m
$10m
2020 (Full Year)
$7.41m
$-3.85m
2021 (Full Year)
$24.09m
$3.19m
2021 (9 Months Ended March 31)
$13m
$1.35m
2022 (9 Months Ended March 31)
$29.38m
$4.3m

Aggregation + Acceleration

Upexi acquires profitable, data-driven Amazon and D2C brands and injects resources into the business to improve operations, product offerings, and advertising to quickly scale revenue and increase profitability.

- Global B2C eCommerce Market (2020) was $3.67 trillion, expected to grow at a CAGR of 9.7% from 2021 to 2028. (Grandview Research)
- Amazon will account for 40% of all US retail eCommerce sales in 2022
- 1.3 million new sellers join Amazon every year, and 76% are profitable
- 25% of new Amazon sellers plan to sell their business to an aggregator
- That's **325,000 Amazon storefronts ripe for acquisition per year**
- Amazon owns more than 90% market share in 5 product categories, including health & wellness



Privately Held Aggregators

THRASIO

- Founded in 2018
- Acquired & consolidated over 200 brands
- Raised ~$3.4 billion
- Valuation of ~$7.5 billion*

BERLIN BRANDS GROUP

- Founded in 2005
- Launched and acquired 34 brands
- Raised ~$1 billion
- Valuation of ~$1.2 billion*

perch

- Founded in 2019
- Acquired & consolidated over 70 brands
- Raised ~$908 million
- Valuation north of ~$1 billion

* https://buyoptima.com/aggregators
https://www.forbes.com/sites/iainmartin/2021/11/19/berlin-brands-group-raises-100-million-amid-fund-raising-rush-for-amazon-aggregators/?sh=533710b13a51

Our Advantages

Data Acquisition

- We acquire brands with rich consumer data
- Advertising at a competitive CPA, with focus on customer LTV and online purchase behavior across industries
- Brand acquisitions with an already-established customer database to market other brands to
- Rely on overlapping industries to cross-sell current and new customers

Logistic Solutions

- Upexi, CEO, Allan Marshall. Founder of XPO Logistics, formerly Segmentz.
- In-house logistics and fulfillment centers
- Current locations in California, Nevada, Florida, and Massachusetts
- Planned expansion into Texas and Tennessee
- 3PL services for clients and our own in-house brands, lowering costs and creating additional revenue streams
- Same day shipping, faster delivery, just-in-time inventory

Our Acquisition Strategy

- > $10m Annual Revenue
- Healthy Profit Margins
- Profitability with Scale
- Current Team / Partners
- Product Offering + Expansion
- Amazon Reviews + Ranking
- Scalability - Resources Needed
- Fiscal responsibility to our investors and shareholders

Post Acquisition: Our Scaling Strategy

- Leverage Amazon Experts to Optimize (Pricing, Listings, PPC)
- In-house Programmatic Advertising
- DTC Branded Site Growth
- Product Innovation & Expansion
- SEO Optimization
- Sales Channel Expansion
- Supply Chain Efficiencies

Why Sellers WANT to Sell to Upexi

- Only publicly traded aggregator
- Continued upside if management chooses to stay on board
- Cash + stock tie owners to long term growth
- Access to capital resources and labor
- Easy deal process *(we aim for 30 days or less to agree on terms)*
- Proprietary, programmatic ad-tech platform to drive sales
- Proven track record of growth and profitability

Acquisition: Vitamedica

Entry Into Nutraceuticals

Acquired: August 2021

Physician formulated products, recommended by over 3000 doctors, serving over 1 million patients

Amazon January 1 2021 - March 31 2021 = $147,653
Amazon January 1 2022 - March 31 2022 = $382,501
160% YoY Growth during same period last year

Strategic Highlights:

- Top line and net income positive with **$10M in total product sales**
- Diversifies our health and wellness portfolio and marks entrance into Expanding Product Categories
- Previous owners have stayed on board



VitaMedica
Bromelain
With Quercetin
SUPPORTS
Tissue & Joint Health
SYNERGISTIC BOTANICAL BLEND
Arnica Montana
30X HPUS

Acquisition: Cygnet Online

Entry Into Amazon Resellers

- **$26.5 million TTM revenue**
- Branded OTC products and supplements in health,wellness, and beauty verticals
- 1200+ SKUs
- cGMP Facility in Palm Beach, Florida
- Team of Amazon sellers + logistics personnel
- Previous owner has stayed on board


Cygnet
ONLINE

Acquisition: Interactive Offers

An SaaS, programmatic advertising company that has operated successfully in the fintech space for numerous years, with recent expansion into eCommerce to boost platform profits and growth

Business Synergy:

- Proprietary advertising platform for in-house brand growth
- Exclusive ad network for Grove, it's clients and partners, driving additional revenues
- **$15M+ gross advertising revenues last several years**
- Previous owners have stayed on board



Your Next Big Ad Goes Here!
Your Next Big Ad Goes Here!
Your Next Big Ad Goes Here!

The Washington Times · investorshub · MEN'S JOURNAL · USA TODAY · TV Insider · PCWorld

Brand Launch: Cure Mushrooms

- Launched May, 2022
- US, Organic Medicinal Mushroom Extracts
- In 2020, the global Medicinal Mushroom market size was USD 52.97 billion and it is expected to reach USD 91.19 billion by the end of 2027, with a CAGR of 7.6% during 2021-2027. (MarketWatch)
- Amazon + Shopify Storefronts


cure
THE ATHLETE
cure
mushrooms
ZEN
Red Reishi
Stress & Mood
30 GUMMIES
LIQUID MUSHROOM EXTRACT

Brand Launch: Qubes

- Initial Launch, 2021
- New formulation of leading, gummy vitamins and supplements arriving 2022
- The global gummy vitamins market size is estimated to be valued around USD 5.9 billion in 2020 and is projected to reach USD 10.6 billion by 2025, recording a CAGR of 12.5%, according to MarketsandMarkets.
- Shopify Storefronts + Amazon (coming 2022)


qubes
BALANCE • BOOST • CLEANSE
apple cider vinegar gummies
with acai superfruit
60
gummies

Keys For Continued Growth

- Experience Management Focused on Growth with Margins
- Fiscally Responsible Corporate Culture
- Acquisitions with Multiples that Drive Growth at Sensible Costs
- In-House Brand Launches to Drive Growth with Higher Margins
- Organic Growth to Remain a Core Driver of Higher Margins
- Capital Management Plan to Maximize ROI for Shareholders